Q4 2025 Supplemental | Page 1 Table of Contents Conference Call 1-800-836-8184 | ID – EastGroup February 5, 2026 10:00 a.m. Eastern Time webcast available at EastGroup.net SUPPLEMENTAL INFORMATION December 31, 2025 Sk yw ay L og is tic s Pa rk , C ha rlo tte , N C

Q4 2025 Supplemental | Page 2 Table of Contents Financial Information: Consolidated Balance Sheets ................................................................................ 3 Consolidated Statements of Income and Comprehensive Income ......................... 4 Reconciliations of GAAP to Non-GAAP Measures ................................................. 5 Consolidated Statements of Cash Flows ................................................................ 7 Same Property Portfolio Analysis ........................................................................... 8 Additional Financial Information ............................................................................. 9 Financial Statistics ................................................................................................. 10 Capital Deployment: Development and Value-Add Properties Summary ................................................ 11 Development and Value-Add Properties Transferred to Real Estate Properties ..... 12 Acquisitions and Dispositions ................................................................................. 13 Real Estate Improvements and Leasing Costs ....................................................... 14 Property Information: Leasing Statistics and Occupancy Summary ......................................................... 15 Core Market Operating Statistics ........................................................................... 16 Lease Expiration Summary .................................................................................... 17 Top 10 Customers by Annualized Base Rent ......................................................... 18 Capitalization: Debt and Equity Market Capitalization ................................................................... 19 Continuous Common Equity Program .................................................................... 20 Debt-to-EBITDAre Ratios ....................................................................................... 21 Other Information: Components of Net Asset Value ............................................................................ 22 Outlook for 2026 .................................................................................................... 23 Glossary of REIT Terms ........................................................................................ 24 FORWARD-LOOKING STATEMENTS The statements and certain other information contained herein, which can be identified by the use of forward-looking terminology such as “may,” “will,” “seek,” “expects,” “anticipates,” “believes,” “targets,” “intends,” “should,” “estimates,” “could,” “continue,” “assume,” “projects,” “goals” “plans” or variations of such words and similar expressions or the negative of such words, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby. These forward-looking statements reflect the current views of EastGroup Properties, Inc. (the “Company” or “EastGroup”) about its plans, intentions, expectations, strategies, and prospects, which are based on the information currently available to the Company and on assumptions it has made. For instance, the amount, timing and frequency of future dividends is subject to authorization by the Company’s Board of Directors and will be based upon a variety of factors. Although the Company believes that its plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions, expectations, or strategies will be attained or achieved. Furthermore, these forward-looking statements should be considered as subject to the many risks and uncertainties that exist in the Company’s operations and business environment. Such risks and uncertainties could cause actual results to differ materially from those projected. These uncertainties include, but are not limited to: international, national, regional and local economic conditions and conflicts; the competitive environment in which the Company operates; fluctuations of occupancy or rental rates; potential defaults (including bankruptcies or insolvency) on or non-renewal of leases by tenants, or our ability to lease space at current or anticipated rents, particularly in light of the ongoing uncertainty around interest rates, tariffs and general economic conditions; disruption in supply and delivery chains; increased construction and development costs, including as a result of tariffs or the recent inflationary environment; acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with our projections or to materialize at all; potential changes in the law or governmental regulations and interpretations of those laws and regulations, including changes in real estate laws, real estate investment trust (“REIT”) or corporate income tax laws, potential changes in zoning laws, or increases in real property tax rates, and any related increased cost of compliance; our ability to maintain our qualification as a REIT; natural disasters such as fires, floods, tornadoes, hurricanes, earthquakes, or other extreme weather events, which may or may not be caused by longer-term shifts in climate patterns, could destroy buildings and damage regional economies; the availability of financing and capital, increases in or long-term elevated interest rates, and our ability to raise equity capital on attractive terms; financing risks, including the risks that our cash flows from operations may be insufficient to meet required payments of principal and interest, and we may be unable to refinance our existing debt upon maturity or obtain new financing on attractive terms or at all; our ability to retain our credit agency ratings; our ability to comply with applicable financial covenants; credit risk in the event of non-performance by the counterparties to our interest rate swaps; how and when pending forward equity sales may settle; lack of or insufficient amounts of insurance; litigation, including costs associated with prosecuting or defending claims and any adverse outcomes; our ability to attract and retain key personnel or lack of adequate succession planning; risks related to the failure, inadequacy or interruption of our data security systems and processes, including security breaches through cyber attacks; pandemics, epidemics or other public health emergencies, such as the coronavirus pandemic; potentially catastrophic events such as acts of war, civil unrest and terrorism; and environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us. All forward-looking statements should be read in light of the risks identified in Part I, Item 1A. Risk Factors within the Company’s most recent Annual Report on Form 10-K, as such factors may be updated from time to time in the Company’s periodic filings and current reports filed with the SEC. The Company assumes no obligation to update publicly any forward-looking statements, including its Outlook for 2026, whether as a result of new information, future events or otherwise.

Q4 2025 Supplemental | Page 3 Consolidated Balance Sheets (In thousands, except share and per share data) (Unaudited) December 31, 2025 December 31, 2024 ASSETS Real estate properties 5,989,788$ 5,503,444 Development and value-add properties 710,200 674,472 6,699,988 6,177,916 Accumulated depreciation (1,583,532) (1,415,576) 5,116,456 4,762,340 Unconsolidated investment 7,007 7,448 Cash and cash equivalents 1,007 17,529 Other assets, net 307,337 290,159 TOTAL ASSETS 5,431,807$ 5,077,476 LIABILITIES AND EQUITY LIABILITIES Unsecured bank credit facilities, net of debt issuance costs 16,249$ (3,595) Unsecured debt, net of debt issuance costs 1,611,026 1,507,157 Accounts payable and accrued expenses 169,945 147,342 Other liabilities 137,999 134,028 Total Liabilities 1,935,219 1,784,932 EQUITY Stockholders' Equity: Common shares; $0.0001 par value; 70,000,000 shares authorized; 53,348,800 shares issued and outstanding at December 31, 2025 and 51,825,798 at December 31, 2024 5 5 Excess shares; $0.0001 par value; 30,000,000 shares authorized; no shares issued - - Additional paid-in capital 3,946,792 3,673,393 Distributions in excess of earnings (458,953) (403,172) Accumulated other comprehensive income 8,357 21,953 Total Stockholders' Equity 3,496,201 3,292,179 Noncontrolling interest in joint ventures 387 365 Total Equity 3,496,588 3,292,544 TOTAL LIABILITIES AND EQUITY 5,431,807$ 5,077,476

EASTGROUP PROPERTIES

Consolidated Statements of Income and Comprehensive Income

(In thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2025	2024	2025	2024
REVENUES				
Income from real estate operations	$ 187,428	163,767	719,417	638,035
Other revenue	37	277	1,919	2,199
	187,465	164,044	721,336	640,234
EXPENSES				
Expenses from real estate operations	49,116	43,195	192,243	174,212
Depreciation and amortization	57,069	49,662	216,732	189,411
General and administrative	5,109	4,043	23,960	20,619
Indirect leasing costs	206	229	839	785
	111,500	97,129	433,774	385,027
OTHER INCOME (EXPENSE)				
Interest expense	(8,713)	(9,192)	(32,113)	(38,956)
Gain on sales of real estate investments	-	-	-	8,751
Other	499	931	2,009	2,805
NET INCOME	67,751	58,654	257,458	227,807
Net income attributable to noncontrolling interest in joint ventures	(14)	(14)	(56)	(56)
NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS	67,737	58,640	257,402	227,751
Other comprehensive income (loss) — Interest rate swaps	(394)	8,013	(13,596)	(2,935)
TOTAL COMPREHENSIVE INCOME	$ 67,343	66,653	243,806	224,816
BASIC PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS				
Net income attributable to common stockholders	$ 1.27	1.17	4.88	4.67
Weighted average shares outstanding — Basic	53,259	50,241	52,723	48,803
DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS				
Net income attributable to common stockholders	$ 1.27	1.16	4.87	4.66
Weighted average shares outstanding — Diluted	53,383	50,339	52,814	48,911

Q4 2025 Supplemental | Page 4

EASTGROUP PROPERTIES

Reconciliations of GAAP to Non-GAAP Measures
(In thousands, except per share data)
(Unaudited)

	Three Months Ended December 31, 2025	Three Months Ended December 31, 2024	Twelve Months Ended December 31, 2025	Twelve Months Ended December 31, 2024
NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS	$ 67,737	58,640	257,402	227,751
Depreciation and amortization	57,069	49,662	216,732	189,411
Company's share of depreciation from unconsolidated investment	31	31	124	125
Depreciation and amortization attributable to noncontrolling interest	(1)	(1)	(5)	(5)
Gain on sales of real estate investments	-	-	-	(8,751)
Gain on sales of non-operating real estate	-	(140)	-	(362)
FUNDS FROM OPERATIONS ("FFO") ATTRIBUTABLE TO COMMON STOCKHOLDERS*	124,836	108,192	474,253	408,169
Gain on involuntary conversion and business interruption claims	-	-	(1,763)	(1,708)
FFO ATTRIBUTABLE TO COMMON STOCKHOLDERS, EXCLUDING GAIN ON INVOLUNTARY CONVERSION AND BUSINESS INTERRUPTION CLAIMS*	$ 124,836	108,192	472,490	406,461
NET INCOME	$ 67,751	58,654	257,458	227,807
Interest expense [1]	8,713	9,192	32,113	38,956
Depreciation and amortization	57,069	49,662	216,732	189,411
Company's share of depreciation from unconsolidated investment	31	31	124	125
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION ("EBITDA")	133,564	117,539	506,427	456,299
Gain on sales of real estate investments	-	-	-	(8,751)
Gain on sales of non-operating real estate	-	(140)	-	(362)
EBITDA FOR REAL ESTATE ("EBITDAre")*	$ 133,564	117,399	506,427	447,186
DILUTED PER COMMON SHARE DATA FOR EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS				
Net income attributable to common stockholders	$ 1.27	1.16	4.87	4.66
FFO attributable to common stockholders*	$ 2.34	2.15	8.98	8.35
FFO attributable to common stockholders, excluding gain on involuntary conversion and business interruption claims*	$ 2.34	2.15	8.95	8.31
Weighted average shares outstanding for EPS and FFO purposes - Diluted	53,383	50,339	52,814	48,911

[1] Net of capitalized interest of $5,841 and $5,026 for the three months ended December 31, 2025 and 2024, respectively; and $21,730 and $19,823 for the twelve months ended December 31, 2025 and 2024, respectively.

* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Q4 2025 Supplemental | Page 5

EASTGROUP PROPERTIES

Reconciliations of GAAP to Non-GAAP Measures (continued)

(In thousands)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2025	2024	2025	2024
NET INCOME	$ 67,751	58,654	257,458	227,807
Gain on sales of real estate investments	-	-	-	(8,751)
Gain on sales of non-operating real estate	-	(140)	-	(362)
Interest income	(217)	(512)	(900)	(1,334)
Other revenue	(37)	(277)	(1,919)	(2,199)
Indirect leasing costs	206	229	839	785
Depreciation and amortization	57,069	49,662	216,732	189,411
Company's share of depreciation from unconsolidated investment	31	31	124	125
Interest expense (1)	8,713	9,192	32,113	38,956
General and administrative expense (2)	5,109	4,043	23,960	20,619
Noncontrolling interest in PNOI of consolidated joint ventures	(16)	(15)	(62)	(62)
PROPERTY NET OPERATING INCOME ("PNOI")*	138,609	120,867	528,345	464,995
PNOI from 2024 and 2025 acquisitions	(9,195)	(4,072)	(31,330)	(8,152)
PNOI from 2024 and 2025 development and value-add properties	(7,832)	(4,605)	(26,096)	(14,592)
PNOI from 2024 and 2025 operating property dispositions	-	(51)	(40)	(380)
Other PNOI	161	86	1,089	208
SAME PNOI (Straight-Line Basis)*	121,743	112,225	471,968	442,079
Lease termination fee income from same properties	(288)	(235)	(1,181)	(2,192)
SAME PNOI, EXCLUDING INCOME FROM LEASE TERMINATIONS (Straight-Line Basis)*	121,455	111,990	470,787	439,887
Straight-line rent adjustments for same properties	(2,381)	(1,966)	(9,659)	(7,345)
Acquired leases — market rent adjustment amortization for same properties	(410)	(513)	(1,849)	(2,179)
SAME PNOI, EXCLUDING INCOME FROM LEASE TERMINATIONS (Cash Basis)*	$ 118,664	109,511	459,279	430,363

(1) Net of capitalized interest of $5,841 and $5,026 for the three months ended December 31, 2025 and 2024, respectively; and $21,730 and $19,823 for the twelve months ended December 31, 2025 and 2024, respectively.

(2) Net of capitalized development costs of $2,064 and $2,023 for the three months ended December 31, 2025 and 2024, respectively; and $7,451 and $8,181 for the twelve months ended December 31, 2025 and 2024, respectively.

* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Q4 2025 Supplemental | Page 6

Q4 2025 Supplemental | Page 7 Consolidated Statements of Cash Flows (In thousands) (Unaudited) 2025 2024 OPERATING ACTIVITIES Net income 257,458$ 227,807 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 216,732 189,411 Stock-based compensation expense 11,793 10,476 Gain on sales of real estate investments - (8,751) Gain on sales of non-operating real estate - (362) Gain on involuntary conversion and business interruption claims (1,763) (1,708) Changes in operating assets and liabilities: Accrued income and other assets (18,565) (13,410) Accounts payable, accrued expenses and prepaid rent 12,795 11,130 Other 2,284 1,994 NET CASH PROVIDED BY OPERATING ACTIVITIES 480,734 416,587 INVESTING ACTIVITIES Development and value-add properties (321,934) (245,033) Purchases of real estate properties (143,099) (390,011) Real estate improvements (75,830) (59,288) Net proceeds from sales of real estate investments and non-operating real estate 3,371 17,659 Leasing commissions (34,776) (32,154) Proceeds from involuntary conversion on real estate assets 3,099 2,450 Changes in accrued development costs (5,066) (17,170) Changes in other assets and other liabilities (2,046) (795) NET CASH USED IN INVESTING ACTIVITIES (576,281) (724,342) FINANCING ACTIVITIES Proceeds from unsecured bank credit facilities 340,344 64,968 Repayments on unsecured bank credit facilities (321,499) (64,968) Proceeds from unsecured debt 250,000 - Repayments on unsecured debt (145,000) (170,000) Repayments on secured debt - - Debt issuance costs (1,997) (3,178) Distributions paid to stockholders (not including dividends accrued) (302,507) (252,794) Proceeds from common stock offerings 264,071 717,659 Common stock offering related costs (186) (507) Other (4,201) (6,159) NET CASH PROVIDED BY FINANCING ACTIVITIES 79,025 285,021 DECREASE IN CASH AND CASH EQUIVALENTS (16,522) (22,734) CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR 17,529 40,263 CASH AND CASH EQUIVALENTS AT END OF YEAR 1,007$ 17,529 SUPPLEMENTAL CASH FLOW INFORMATION Cash paid for interest, net of amounts capitalized of $21,730 and $19,823 for 2025 and 2024, respectively 30,558$ 37,185 Cash paid for operating lease liabilities 3,576 2,406 NON-CASH OPERATING ACTIVITY Operating lease liabilities arising from obtaining right of use assets -$ 21,836 SUPPLEMENTAL NON-CASH BALANCES AT END OF YEAR Development costs payable 15,919$ 16,388 Retainage payable 6,324 10,920 Real estate improvements and capitalized leasing costs payable 10,341 8,753 Dividends payable 84,725 74,049 Twelve Months Ended December 31,

EASTGROUP PROPERTIES

Same Property Portfolio Analysis
(In thousands)
(Unaudited)

	Three Months Ended December 31,				Twelve Months Ended December 31,		
	2025	2024	% Change		2025	2024	% Change
Same Property Portfolio [1]							
Square feet as of period end	54,721	54,721			54,721	54,721	
Average occupancy	97.1%	95.9%	1.2%		96.5%	96.8%	-0.3%
Occupancy as of period end	97.4%	96.1%	1.3%		97.4%	96.1%	1.3%
Same Property Portfolio Analysis (Straight-Line Basis) [1] *							
Income from real estate operations	$ 165,395	153,140	8.0%		$ 646,405	610,596	5.9%
Less cash received for lease terminations	(288)	(235)			(1,181)	(2,192)	
Income excluding lease termination income	165,107	152,905	8.0%		645,224	608,404	6.1%
Expenses from real estate operations	(43,652)	(40,915)	6.7%		(174,437)	(168,517)	3.5%
PNOI, excluding income from lease terminations	$ 121,455	111,990	8.5%		$ 470,787	439,887	7.0%
Same Property Portfolio Analysis (Cash Basis) [1] *							
Income from real estate operations	$ 162,604	150,661	7.9%		$ 634,897	601,072	5.6%
Less cash received for lease terminations	(288)	(235)			(1,181)	(2,192)	
Income excluding lease termination income	162,316	150,426	7.9%		633,716	598,880	5.8%
Expenses from real estate operations	(43,652)	(40,915)	6.7%		(174,437)	(168,517)	3.5%
PNOI, excluding income from lease terminations	$ 118,664	109,511	8.4%		$ 459,279	430,363	6.7%

[1] Includes properties which were included in the operating portfolio for the entire period of 1/1/24 through 12/31/25.

* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Q4 2025 Supplemental | Page 8

Q4 2025 Supplemental | Page 9 Additional Financial Information (In thousands) (Unaudited) 2025 2024 2025 2024 Lease income - operating leases 142,223$ 124,512 543,729 477,647 Variable lease income (1) 45,205 39,255 175,688 160,388 Income from real estate operations 187,428 163,767 719,417 638,035 Straight-line rent income adjustment 4,329 3,114 17,227 11,450 Stock-based compensation expense (2,628) (2,199) (11,793) (10,476) Debt issuance costs amortization (493) (472) (1,865) (1,914) Gain on involuntary conversion and business interruption claims (2) - - 1,763 1,708 Acquired leases - market rent adjustment amortization 1,627 1,151 6,261 2,916 2025 2024 2025 2024 WEIGHTED AVERAGE COMMON SHARES Weighted average common shares - Basic 53,259 50,241 52,723 48,803 BASIC SHARES FOR EARNINGS PER SHARE ("EPS") 53,259 50,241 52,723 48,803 Potential common shares: Effect of dilutive securities 124 98 91 108 DILUTED SHARES FOR EPS AND FFO 53,383 50,339 52,814 48,911 (1) Primarily includes tenant reimbursements for real estate taxes, insurance and common area maintenance. (2) Included in Other revenue on the Consolidated Statements of Income and Comprehensive Income; included in FFO. (Items below represent increases or (decreases) in FFO) December 31, Three Months Ended Three Months Ended December 31, Twelve Months Ended December 31, Twelve Months Ended December 31, SELECTED INCOME STATEMENT INFORMATION

EASTGROUP PROPERTIES

Financial Statistics

($ in thousands, except per share data)
(Unaudited)

		Years Ended				
		2025	2024	2023	2022	2021
ASSETS/MARKET CAPITALIZATION						
Assets	$	5,431,807	5,077,476	4,519,213	4,035,837	3,215,336
Equity Market Capitalization		9,503,555	8,317,522	8,754,937	6,451,794	9,403,107
Total Market Capitalization (Debt and Equity) (1)		11,137,400	9,827,522	10,434,937	8,318,835	10,859,473
Shares Outstanding - Common		53,348,800	51,825,798	47,700,432	43,575,539	41,268,846
Price per share	$	178.14	160.49	183.54	148.06	227.85
FFO CHANGE*						
FFO per diluted share	$	8.98	8.35	7.79	7.00	6.09
Change compared to same period prior year		7.5%	7.2%	11.3%	14.9%	13.2%
COMMON DIVIDEND PAYOUT RATIO*						
Dividend distribution	$	5.90	5.34	5.04	4.70	3.58
FFO per diluted share		8.98	8.35	7.79	7.00	6.09
Dividend payout ratio		66%	64%	65%	67%	59%
COMMON DIVIDEND YIELD						
Dividend distribution	$	5.90	5.34	5.04	4.70	3.58
Price per share		178.14	160.49	183.54	148.06	227.85
Dividend yield		3.3%	3.3%	2.7%	3.2%	1.6%
FFO MULTIPLE*						
FFO per diluted share	$	8.98	8.35	7.79	7.00	6.09
Price per share		178.14	160.49	183.54	148.06	227.85
Multiple		19.8	19.2	23.6	21.2	37.4
INTEREST & FIXED CHARGE COVERAGE RATIO*						
EBITDAre	$	506,427	447,186	401,335	337,536	278,959
Interest expense		32,113	38,956	47,996	38,499	32,945
Interest and fixed charge coverage ratio		15.8	11.5	8.4	8.8	8.5
DEBT-TO-EBITDAre RATIO*						
Debt	$	1,627,275	1,503,562	1,674,827	1,861,744	1,451,778
EBITDAre		506,427	447,186	401,335	337,536	278,959
Debt-To-EBITDAre ratio		3.2	3.4	4.2	5.5	5.2
Adjusted debt-to-pro forma EBITDAre ratio		2.5	2.3	3.2	4.5	3.8
DEBT-TO-TOTAL MARKET CAPITALIZATION (1)		14.7%	15.4%	16.1%	22.4%	13.4%

ISSUER RATINGS (2)	Issuer Rating	Outlook
Moody's Ratings	Baa2	Positive

(1) Before deducting unamortized debt issuance costs.

(2) A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Q4 2025 Supplemental | Page 10

EASTGROUP PROPERTIES

Development and Value-Add Properties Summary

($ in thousands)
(Unaudited)

		Square Feet (SF)	Cumulative Costs at 12/31/25	Projected Total Costs	Anticipated Conversion Date [1]	% Leased 2/3/26	
Lease-Up							
Denton 35 Exchange 1 & 2	Dallas, TX	244,000	$ 32,662	35,700	02/26	47%	
Skyway 1 & 2	Charlotte, NC	318,000	35,882	40,200	03/26	31%	
Texas Avenue 1 & 2	Austin, TX	129,000	19,952	22,500	04/26	71%	
World Houston 46	Houston, TX	181,000	16,498	17,900	06/26	0%	
Arista 36 1-3	Denver, CO	360,000	66,312	80,300	10/26	0%	
Dominguez [2]	Los Angeles, CA	262,000	7,182	9,200	11/26	35%	
Grand West Crossing 2	Houston, TX	97,000	10,896	12,900	11/26	0%	
Hillside 2	Greenville, SC	141,000	13,052	15,300	11/26	0%	
Crossroads 2	Tampa, FL	203,000	28,142	32,300	12/26	50%	
Total Lease-up		1,935,000	230,578	266,300		26%	Wgt Avg %
Under Construction							
Horizon West 9	Orlando, FL	113,000	6,083	15,900	08/26	100%	
Gateway Interchange A & B	Phoenix, AZ	137,000	22,519	26,200	02/27	31%	
Gateway Interchange F & G	Phoenix, AZ	224,000	35,146	38,000	02/27	0%	
Greenway 100 & 200	Atlanta, GA	289,000	16,327	34,200	04/27	0%	
McKinney 5 & 6	Dallas, TX	161,000	6,691	27,000	08/27	0%	
Station 24 1 & 2	Nashville, TN	180,000	8,669	35,700	08/27	0%	
Braselton 1	Atlanta, GA	205,000	3,270	23,500	12/27	0%	
North Ridge Trail	Orlando, FL	229,000	9,300	33,100	12/27	0%	
Total Under Construction		1,538,000	108,005	233,600		10%	Wgt Avg %
Total Lease-Up and Under Construction		3,473,000	$ 338,583	499,900		19%	Wgt Avg %

Projected Stabilized Yields [3]	Yield
Lease-Up	8.2%
Under Construction	7.3%
Lease-Up and Under Construction	7.8%

Prospective Development	Acres	Projected SF	
Phoenix, AZ	33	419,000	$ 17,249
Sacramento, CA	4	78,000	2,833
Fort Myers, FL	20	210,000	4,270
Miami, FL	24	313,000	27,690
Orlando, FL	24	252,000	9,935
Tampa, FL	136	1,164,000	56,024
Atlanta, GA	88	916,000	14,351
Charlotte, NC	112	828,000	15,086
Greenville, SC	65	523,000	8,607
Nashville, TN	15	190,000	5,944
Austin, TX	132	1,583,000	54,657
Dallas, TX	119	1,355,000	69,854
Fort Worth, TX	121	1,312,000	34,939
Houston, TX	78	1,131,000	28,556
San Antonio, TX	124	1,524,000	21,622
Total Prospective Development	1,095	11,798,000	371,617
Total Development and Value-Add Properties	1,095	15,271,000	$ 710,200

[1] Development projects will transfer to the operating portfolio at the earlier of 90% occupancy or one year after shell completion.

[2] Represents a redevelopment project.

[3] Weighted average yield based on projected stabilized annual property net operating income on a straight-line basis at 100% occupancy divided by projected total costs.

Q4 2025 Supplemental | Page 11

EASTGROUP PROPERTIES

Development and Value-Add Properties Transferred to Real Estate Properties

($ in thousands)
(Unaudited)

		Square Feet (SF)	Cumulative Costs at 12/31/25	Conversion Date	% Leased 2/3/26
1st Quarter					
SunCoast 9	Fort Myers, FL	111,000	$ 16,385	02/25	64%
Northeast Trade Center 1	San Antonio, TX	264,000	28,814	03/25	100%
		375,000	45,199		
2nd Quarter					
Horizon West 6	Orlando, FL	87,000	12,321	04/25	100%
Basswood 3-5	Fort Worth, TX	351,000	50,018	05/25	70%
Crossroads 1	Tampa, FL	124,000	19,350	05/25	100%
Eisenhauer Point 10-12	San Antonio, TX	223,000	28,642	05/25	48%
		785,000	110,331		
3rd Quarter					
Braselton 3	Atlanta, GA	115,000	15,027	07/25	100%
Gateway South Dade 1 & 2	Miami, FL	169,000	34,511	07/25	46%
Riverside 1 & 2	Atlanta, GA	284,000	34,128	07/25	100%
Cass White 1 & 2	Atlanta, GA	296,000	34,614	09/25	48%
		864,000	118,280		
4th Quarter					
Horizon West 5	Orlando, FL	85,000	10,531	12/25	0%
		85,000	10,531		
Total Transferred to Real Estate Properties		2,109,000	$ 284,341		72% Wgt Avg %

Projected Stabilized Yield [1] **7.2%**

[1] Weighted average yield based on projected stabilized annual property net operating income on a straight-line basis at 100% occupancy divided by projected total costs.

Q4 2025 Supplemental | Page 12

Acquisitions and Dispositions Through December 31, 2025
($ in thousands)
(Unaudited)

ACQUISITIONS

Date	Property Name	Location	Size	Purchase Price [1]
1st Quarter				
None				
2nd Quarter				
05/07/25	Bell Creek Logistics Center Land	Tampa, FL	65.9 Acres	$ 32,433
06/02/25	Frisco Park 121 Land	Dallas, TX	28.6 Acres	17,795
3rd Quarter				
07/08/25	LifeScience Logistics Center	Raleigh, NC	251,000 SF	47,150
07/15/25	Lumley Logistics Center	Raleigh, NC	67,000 SF	14,174
07/17/25	North Ridge Logistics Center Land	Orlando, FL	37.4 Acres	8,640
07/23/25	The Ridge Land	Dallas, TX	39.9 Acres	24,925
09/19/25	McKinney Airport Trade Center	Dallas, TX	320,000 SF	60,641
4th Quarter				
10/10/25	Frisco Park 121 East Land	Dallas, TX	16.2 Acres	10,305
10/28/25	McKinney Airport Trade Center Land	Dallas, TX	34.2 Acres	15,025
11/24/25	Schertz Station 3009 Land	San Antonio, TX	78.2 Acres	9,461
12/09/25	EastGroup Point at Cheyenne	Las Vegas, NV	101,000 SF	21,134
Total Acquisitions			300.4 Acres 739,000 SF	$ 261,683

DISPOSITIONS

Date	Property Name	Location	Size	Gross Sales Price	Realized Gain
1st Quarter					
None					
2nd Quarter					
06/02/25	Laura Alice Business Center	San Francisco, CA	12,000 SF	$ 3,573	- [2]
3rd Quarter					
None					
4th Quarter					
None					
Total Dispositions			12,000 SF	$ 3,573	-

[1] Represents acquisition price plus closing costs.

[2] Included in *Gain on sales of real estate investments* on the Consolidated Statements of Income and Comprehensive Income; not included in FFO.

Q4 2025 Supplemental | Page 13

EASTGROUP PROPERTIES

Real Estate Improvements and Leasing Costs
(In thousands)
(Unaudited)

REAL ESTATE IMPROVEMENTS		Three Months Ended December 31, 2025	Three Months Ended December 31, 2024	Twelve Months Ended December 31, 2025	Twelve Months Ended December 31, 2024
Upgrade on acquisitions	$	14	19	90	1,435
Tenant improvements:					
New tenants		5,597	4,388	23,937	18,540
Renewal tenants		931	553	4,454	2,964
Building improvements		3,194	2,342	16,703	13,006
Roofs		4,965	1,359	22,176	12,940
Parking lots		553	1,451	3,593	4,763
Other		1,123	833	4,700	4,480
TOTAL REAL ESTATE IMPROVEMENTS [1]	$	16,377	10,945	75,653	58,128

CAPITALIZED LEASING COSTS (Principally Commissions)		Three Months Ended December 31, 2025	Three Months Ended December 31, 2024	Twelve Months Ended December 31, 2025	Twelve Months Ended December 31, 2024
Development and value-add	$	3,335	425	7,967	7,117
New tenants		2,366	5,826	11,962	16,478
Renewal tenants		4,935	2,934	15,656	11,318
TOTAL CAPITALIZED LEASING COSTS [2][3]	$	10,636	9,185	35,585	34,913

[1] Reconciliation of Total Real Estate Improvements to *Real Estate Improvements* on the Consolidated Statements of Cash Flows:

		Twelve Months Ended December 31, 2025	Twelve Months Ended December 31, 2024
Total Real Estate Improvements	$	75,653	58,128
Change in real estate property payables		(779)	(719)
Change in construction in progress		956	1,879
Real Estate Improvements on the Consolidated Statements of Cash Flows	$	75,830	59,288

[2] Included in *Other Assets* on the Consolidated Balance Sheets.

[3] Reconciliation of Total Capitalized Leasing Costs to *Leasing Commissions* on the Consolidated Statements of Cash Flows:

		Twelve Months Ended December 31, 2025	Twelve Months Ended December 31, 2024
Total Capitalized Leasing Costs	$	35,585	34,913
Change in leasing commissions payables		(809)	(2,759)
Leasing Commissions on the Consolidated Statements of Cash Flows	$	34,776	32,154

Q4 2025 Supplemental | Page 14

EASTGROUP PROPERTIES

Leasing Statistics and Occupancy Summary
(Unaudited)

Three Months Ended December 31, 2025	Number of Leases Signed	Square Feet Signed (In Thousands)	Weighted Average Term (In Years)	Rental Rate Change Straight-Line Basis [(1)]	Rental Rate Change Cash Basis [(1)]	PSF Tenant Improvement [(2)]	PSF Leasing Commission [(2)]	PSF Total Leasing Cost [(2)]
New Leases [(3)]	36	620	5.1	31.8%	16.8%	$6.08	$3.92	$10.00
Renewal Leases	52	1,653	4.9	35.9%	20.1%	0.85	2.89	3.74
Total/Weighted Average	**88**	**2,273**	**4.9**	**34.6%**	**19.1%**	**$2.27**	**$3.17**	**$5.44**
					Per Year	**$0.46**	**$0.65**	**$1.11**
Weighted Average Retention [(4)]	**78.2%**							

Twelve Months Ended December 31, 2025	Number of Leases Signed	Square Feet Signed (In Thousands)	Weighted Average Term (In Years)	Rental Rate Change Straight-Line Basis [(1)]	Rental Rate Change Cash Basis [(1)]	PSF Tenant Improvement [(2)]	PSF Leasing Commission [(2)]	PSF Total Leasing Cost [(2)]
New Leases [(3)]	152	3,126	4.9	38.5%	26.3%	$6.26	$3.58	$9.84
Renewal Leases	218	6,144	4.4	41.0%	24.7%	0.96	2.51	3.47
Total/Weighted Average	**370**	**9,270**	**4.6**	**40.1%**	**25.3%**	**$2.75**	**$2.87**	**$5.62**
					Per Year	**$0.60**	**$0.62**	**$1.22**
Weighted Average Retention [(4)]	**74.6%**							

	12/31/25	09/30/25	06/30/25	03/31/25	12/31/24
Percentage Leased	**97.0%**	**96.7%**	**97.1%**	**97.3%**	**97.1%**
Percentage Occupied	**96.5%**	**95.9%**	**96.0%**	**96.5%**	**96.1%**

(1) Rental Rate Change is reported for leases signed during the periods presented. Refer to full definition in the Glossary of REIT Terms.
(2) Per square foot (PSF) amounts represent total amounts for the life of the lease, except as noted for the Per Year amounts.
(3) Does not include leases with terms less than 12 months and leases for first generation space.
(4) Calculated as SF of renewal leases signed during the quarter / SF of leases expiring during the quarter plus early renewals signed (not including early terminations or bankruptcies).

Q4 2025 Supplemental | Page 15

EASTGROUP PROPERTIES

Core Market Operating Statistics
December 31, 2025
(Unaudited)

	Total Square Feet of Properties	% of Total Annualized Base Rent [1]	% Leased	Lease Expirations in Square Feet 2026	Lease Expirations in Square Feet 2027	Same PNOI Change* (excluding income from lease terminations) QTR Straight-Line Basis	Same PNOI Change* QTR Cash Basis	Same PNOI Change* YTD Straight-Line Basis	Same PNOI Change* YTD Cash Basis	Rental Rate Change New and Renewal Leases [2] QTR Straight-Line Basis	Rental Rate Change QTR Cash Basis	Rental Rate Change YTD Straight-Line Basis	Rental Rate Change YTD Cash Basis
Texas													
Dallas	6,428,000	10.9%	99.1%	649,000	1,161,000	5.1%	6.5%	6.6%	8.7%	54.4%	29.2%	52.7%	34.5%
Houston	7,108,000	9.5%	97.4%	845,000	940,000	3.6%	5.0%	4.1%	4.0%	50.2%	28.2%	43.0%	22.7%
San Antonio	4,899,000	7.1%	95.2%	602,000	967,000	11.1%	8.2%	0.7%	0.2%	26.5%	10.4%	25.3%	11.7%
Austin	1,756,000	3.7%	98.9%	224,000	156,000	10.3%	4.7%	8.8%	6.6%	31.9%	21.9%	39.1%	26.0%
Fort Worth	1,459,000	2.1%	89.3%	124,000	100,000	16.9%	11.0%	11.4%	6.8%	N/A	N/A	83.7%	54.9%
El Paso	1,126,000	1.5%	99.0%	118,000	387,000	5.1%	9.4%	7.4%	9.0%	85.8%	65.2%	66.3%	49.1%
	22,776,000	**34.8%**	**97.1%**	**2,562,000**	**3,711,000**	**6.9%**	**6.6%**	**5.0%**	**5.1%**	**43.9%**	**23.7%**	**41.5%**	**24.0%**
Florida													
Orlando	4,984,000	8.6%	98.3%	548,000	561,000	17.8%	15.6%	13.0%	12.9%	23.8%	13.3%	32.2%	21.3%
Tampa	4,656,000	7.4%	95.6%	1,253,000	661,000	9.5%	7.5%	4.2%	4.1%	34.7%	19.7%	52.1%	36.4%
Miami/Fort Lauderdale	2,034,000	4.3%	95.0%	406,000	230,000	12.4%	9.8%	14.0%	9.8%	41.1%	28.7%	61.4%	44.3%
Jacksonville	2,273,000	2.9%	94.4%	613,000	228,000	4.4%	4.6%	3.7%	0.2%	15.4%	6.3%	38.2%	24.9%
Fort Myers	996,000	1.7%	94.4%	-	170,000	6.9%	9.4%	5.7%	8.4%	33.9%	19.9%	45.5%	29.0%
	14,943,000	**24.9%**	**96.1%**	**2,820,000**	**1,850,000**	**11.7%**	**10.1%**	**8.5%**	**7.5%**	**28.9%**	**17.0%**	**44.9%**	**30.7%**
California													
San Francisco	2,463,000	5.2%	95.1%	501,000	255,000	15.9%	20.5%	12.7%	12.0%	21.6%	6.8%	23.1%	11.9%
Los Angeles [3]	2,146,000	4.6%	97.1%	441,000	915,000	6.0%	11.4%	7.1%	12.2%	49.0%	42.1%	34.7%	27.8%
San Diego [3]	1,933,000	4.3%	96.0%	260,000	195,000	1.4%	-2.1%	3.9%	-3.7%	27.1%	7.7%	26.7%	10.5%
Sacramento	329,000	0.4%	87.6%	-	203,000	-20.8%	-27.7%	-7.1%	-6.8%	N/A	N/A	3.3%	3.0%
Fresno	398,000	0.4%	100.0%	121,000	36,000	11.6%	8.4%	1.8%	4.2%	73.3%	63.3%	34.9%	26.2%
	7,269,000	**14.9%**	**95.9%**	**1,323,000**	**1,604,000**	**7.0%**	**8.6%**	**7.3%**	**6.3%**	**27.0%**	**12.4%**	**25.8%**	**14.9%**
Arizona													
Phoenix	3,518,000	6.4%	98.9%	333,000	1,153,000	13.2%	10.1%	14.6%	10.8%	48.7%	34.3%	63.4%	43.4%
Tucson	848,000	1.1%	100.0%	5,000	66,000	1.3%	2.7%	1.2%	2.0%	N/A	N/A	43.3%	27.4%
	4,366,000	**7.5%**	**99.1%**	**338,000**	**1,219,000**	**11.0%**	**8.8%**	**12.1%**	**9.2%**	**48.7%**	**34.3%**	**62.7%**	**42.9%**
Other Core													
Charlotte	3,883,000	5.2%	98.4%	314,000	901,000	11.0%	9.1%	5.3%	3.2%	21.8%	14.0%	24.2%	17.5%
Las Vegas	1,497,000	3.5%	100.0%	155,000	262,000	0.9%	7.6%	6.4%	12.0%	13.1%	7.7%	35.5%	25.2%
Atlanta	2,941,000	3.6%	92.3%	181,000	217,000	14.2%	16.6%	12.2%	13.9%	107.1%	72.9%	52.0%	33.6%
Denver	886,000	1.5%	100.0%	151,000	293,000	3.0%	3.9%	3.0%	3.6%	19.7%	6.8%	20.0%	6.3%
Greenville	1,102,000	1.4%	100.0%	221,000	100,000	-0.3%	6.9%	8.0%	25.0%	N/A	N/A	N/A	N/A
	10,309,000	**15.2%**	**97.2%**	**1,022,000**	**1,773,000**	**7.2%**	**9.1%**	**6.6%**	**8.6%**	**29.2%**	**17.6%**	**33.4%**	**21.7%**
Total Core Markets	**59,663,000**	**97.3%**	**96.9%**	**8,065,000**	**10,157,000**	**8.5%**	**8.4%**	**7.0%**	**6.7%**	**34.9%**	**19.4%**	**40.4%**	**25.5%**
Total Other Markets	**1,898,000**	**2.7%**	**99.9%**	**69,000**	**181,000**	**7.5%**	**8.2%**	**5.9%**	**5.8%**	**13.1%**	**-1.1%**	**18.5%**	**5.2%**
Total Operating Properties	**61,561,000**	**100.0%**	**97.0%**	**8,134,000**	**10,338,000**	**8.5%**	**8.4%**	**7.0%**	**6.7%**	**34.6%**	**19.1%**	**40.1%**	**25.3%**

(1) Based on the Annualized Base Rent as of the reporting period for occupied square feet (without S/L Rent).

(2) Rental Rate Change is reported for leases signed during the periods presented. Refer to full definition in the Glossary of REIT Terms.

(3) Includes the Company's share of its less-than-wholly-owned real estate investments.

* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Q4 2025 Supplemental | Page 16

EASTGROUP PROPERTIES

Lease Expiration Summary - Total Square Feet of Operating Properties Based on Leases Signed Through December 31, 2025

($ in thousands)
(Unaudited)

Year of Lease Expiration	Total Rentable Square Feet	Annualized Current Base Rent of Leases Expiring (without S/L Rent)	% of Total Base Rent of Leases Expiring (without S/L Rent)
Available	1,874,000	$ -	0.0%
2026	8,134,000	73,434	13.1%
2027	10,338,000	95,930	17.2%
2028	9,310,000	91,046	16.3%
2029	8,885,000	83,768	15.0%
2030	8,353,000	80,478	14.4%
2031	4,904,000	46,548	8.3%
2032	3,412,000	26,382	4.7%
2033	2,581,000	24,315	4.3%
2034	1,132,000	10,666	1.9%
2035 and beyond	2,638,000	26,662	4.8%
TOTAL	61,561,000	$ 559,229	100.0%

Q4 2025 Supplemental | Page 17

EASTGROUP PROPERTIES

Top 10 Customers by Annualized Base Rent
As of December 31, 2025
(Unaudited)

	Customer	# of Leases	Location	Total SF Leased	% of Total Portfolio SF	% of Total Annualized Base Rent [1]
1	**Amazon**	2	San Diego, CA	710,000		
		1	San Antonio, TX	57,000		
					1.3%	1.5%
2	**DSV Air & Sea Inc.**	3	Houston, TX	385,000		
		1	Phoenix, AZ	41,000		
		1	San Diego, CA	20,000		
					0.7%	0.7%
3	**Consolidated Electrical Distributors**	2	San Antonio, TX	145,000		
		1	Orlando, FL	104,000		
		1	San Francisco, CA	84,000		
		1	Charlotte, NC	42,000		
					0.6%	0.7%
4	**Mattress Firm**	1	Houston, TX	202,000		
		1	Tampa, FL	109,000		
		1	San Diego, CA	66,000		
		1	Jacksonville, FL	49,000		
		1	Fort Myers, FL	25,000		
					0.7%	0.7%
5	**REPET, Inc.**	1	Los Angeles, CA	300,000	0.5%	0.6%
6	**FedEx Corp.**	1	Dallas, TX	157,000		
		1	Fort Myers, FL	63,000		
		1	San Diego, CA	51,000		
		1	Fort Lauderdale, FL	50,000		
					0.5%	0.6%
7	**The Chamberlain Group**	2	Tucson, AZ	350,000		
		1	Charlotte, NC	11,000		
					0.6%	0.5%
8	**S.P. Richards Co.**	1	Orlando, FL	404,000	0.7%	0.5%
9	**Leviat**	1	San Antonio, TX	265,000		
		1	Tampa , FL	48,000		
					0.5%	0.5%
10	**Infinite Electronics Inc.**	4	Dallas, TX	320,000	0.5%	0.5%
		33		4,058,000	6.6%	6.8%

[1] Calculation: Customer Annualized Base Rent as of 12/31/25 (without S/L Rent) / Total Annualized Base Rent (without S/L Rent).

Q4 2025 Supplemental | Page 18

Q4 2025 Supplemental | Page 19 Debt and Equity Market Capitalization December 31, 2025 ($ in thousands, except per share data) (Unaudited) Unsecured debt (fixed rate) (1) Maturity Dates Weighted Average Interest Rate Principal Payments Maturing Average Years to Maturity October 10, 2026 1.98% 100,000$ December 15, 2026 3.75% 40,000 Year 2027 2.64% 175,000 Year 2028 3.04% 160,000 Year 2029 3.88% 155,000 Year 2030 3.86% 300,000 Year 2031 and beyond 3.63% 685,000 Total unsecured debt (fixed rate) (1) 3.43% 1,615,000 4.3 Unsecured bank credit facilities (variable rate) $50MM Line - 4.545% - matures 7/31/2028 18,845 $625MM Line - 4.451% - matures 7/31/2028 - Total carrying amount of debt 1,633,845 Total unamortized debt issuance costs (6,570) Total debt, net of unamortized debt issuance costs 1,627,275$ Equity market capitalization Shares outstanding - common 53,348,800 Price per share at quarter end 178.14$ Total equity market capitalization 9,503,555$ Total market capitalization (debt and equity) (2) 11,137,400$ Total debt / total market capitalization (2) 14.7% (1) These loans have a fixed interest rate or an effectively fixed interest rate due to interest rate swaps. (2) Debt refers to total carrying amount of debt.

EASTGROUP PROPERTIES

Continuous Common Equity Program
($ in thousands, except per share data)
(Unaudited)

DIRECT COMMON STOCK ISSUANCE ACTIVITY	Common Stock	Weighted Average Price	Gross Proceeds [1]
	(In shares)	*(Per share)*	*(In thousands)*
1st Quarter 2025:			
Total shares issued and proceeds received during the three months ended 3/31/2025	33,120	$ 183.15	$ 6,066 [2]
2nd Quarter 2025:			
Total shares issued and proceeds received during the three months ended 6/30/2025	-	-	-
3rd Quarter 2025:			
Total shares issued and proceeds received during the three months ended 9/30/2025	-	-	-
4th Quarter 2025:			
Total shares issued and proceeds received during the three months ended 12/31/2025	-	-	-
Total direct common stock issuance for the twelve months ended 12/31/2025	33,120	$ 183.15	$ 6,066

FORWARD EQUITY SALE AGREEMENTS ACTIVITY	Common Stock	Weighted Average Price	Gross Proceeds [1]
	(In shares)	*(Per share)*	*(In thousands)*
Forward Shares Agreements Outstanding at 12/31/2024	385,253	$ 175.07	$ 67,446
1st Quarter 2025:			
New forward sale agreements	1,043,871	182.02	190,006
Forward shares issued and proceeds received	(385,253)	175.07	(67,446) [2]
Forward Shares Agreements Outstanding at 3/31/2025	1,043,871	182.02	190,006
2nd Quarter 2025:			
New forward sale agreements	19,954	175.00	3,492
Forward shares issued and proceeds received	(416,067)	180.26	(74,999) [2]
Forward Shares Agreements Outstanding at 6/30/2025	647,758	182.94	118,499
3rd Quarter 2025:			
New forward sale agreements	-	-	-
Forward shares issued and proceeds received	(647,758)	182.94	(118,499) [2]
Forward Shares Agreements Outstanding at 9/30/2025	-	-	-
4th Quarter 2025:			
New forward sale agreements	-	-	-
Forward shares issued and proceeds received	-	-	-
Forward Shares Agreements Outstanding at 12/31/2025	-	$ -	$ -

SALES AGENCY FINANCING AGREEMENTS	Gross Sales Price
	(In thousands)
Total Gross Sales Price Authorized for Issuance on 12/5/2025	$ 1,000,000 [3]
Amount settled from 12/6/2025 through 2/3/2026	-
Amount of outstanding forward equity sale agreements as of 2/3/2026	-
Remaining Capacity for Issuance as of 2/3/2026	$ 1,000,000

[1] During the twelve months ended December 31, 2025, the Company recognized offering-related costs for direct issuances and forward agreements of $2,857, which is not deducted from proceeds above.

[2] Gross proceeds received under the Company's continuous equity offering from 1/1/2025 through 12/31/2025 were $267,010.

[3] On December 5, 2025, the Company filed with the Securities and Exchange Commission a prospectus supplement in connection with the establishment of a new continuous equity offering program pursuant to which the Company may sell shares of its common stock having an aggregate offering price of up to $1,000,000 from time to time in at-the-market offerings, including pursuant to forward equity sale agreements with certain financial institutions acting as forward counterparties. This new program replaced the Company's former continuous equity offering progam under which the shares in 2025 were issued and sold. Subsequent to year-end, the Company has not issued or sold any shares, and the Company has not entered into any new forward equity sale agreements.

Q4 2025 Supplemental | Page 20

EASTGROUP PROPERTIES

Debt-to-EBITDAre Ratios
($ in thousands)
(Unaudited)

	Quarter Ended December 31, 2025 [1]	Years Ended December 31, [2] 2025	2024	2023	2022	2021
Debt	$ 1,627,275	$ 1,627,275	1,503,562	1,674,827	1,861,744	1,451,778
EBITDAre*	133,564	506,427	447,186	401,335	337,536	278,959
DEBT-TO-EBITDAre RATIO*	**3.0**	**3.2**	**3.4**	**4.2**	**5.5**	**5.2**
Debt	$ 1,627,275	$ 1,627,275	1,503,562	1,674,827	1,861,744	1,451,778
Subtract development and value-add properties in lease-up or under construction	(338,583)	(338,583)	(424,068)	(374,924)	(324,831)	(376,611)
Adjusted Debt*	$ 1,288,692	$ 1,288,692	1,079,494	1,299,903	1,536,913	1,075,167
EBITDAre*	$ 133,564	$ 506,427	447,186	401,335	337,536	278,959
Adjust for acquisitions as if owned for entire period [3]	251	6,406	26,514	5,490	6,900	4,213
Adjust for development and value-add properties in lease-up or under construction [3]	(694)	(1,076)	(1,558)	(1,909)	(857)	(700)
Adjust for properties sold during the period [3]	-	(40)	(177)	(2,001)	(235)	(1,517)
Pro Forma EBITDAre*	$ 133,121	$ 511,717	471,965	402,915	343,344	280,955
ADJUSTED DEBT-TO-PRO FORMA EBITDAre RATIO*	**2.4**	**2.5**	**2.3**	**3.2**	**4.5**	**3.8**

[1] Quarterly calculations annualize EBITDAre for the quarter.

[2] Yearly calculations use EBITDAre for the 12-month period.

[3] PNOI on a Straight-Line Basis.

* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Q4 2025 Supplemental | Page 21

Q4 2025 Supplemental | Page 22 Components of Net Asset Value (In thousands) (Unaudited) Three Months Ended December 31, 2025 Quarterly property net operating income (PNOI) (Straight-Line Basis) 138,609$ Stabilized occupancy adjustment (97.0% occupancy) 1,470 (1) Development and value-add projects adjustment (100% occupancy) 9,173 (2) Adjust for acquisitions as if owned for entire period 227 (3) Remove PNOI for properties sold during the period - (4) Straight-line rent income adjustment (4,329) Market rent amortization - acquired leases (1,627) Adjusted PNOI (Cash Basis) 143,523$ x 4 Annualized PNOI (Cash Basis) 574,093$ December 31, 2025 Cash and cash equivalents 1,007$ Company's share of unconsolidated investment assets, net of non-cash assets 198 Other assets, net of non-cash assets 38,497 Prospective development (primarily land) - cumulative costs incurred 371,617 Total Other Assets 411,319$ Liabilities, net of non-cash liabilities 1,870,924$ Projected costs remaining on current development pipeline 163,586 (5) Company's share of unconsolidated investment liabilities, net of non-cash liabilities 57 Total Liabilities 2,034,567$ Shares Outstanding 53,349 (1) Adjustment reflects the potential PNOI impact of leasing the operating portfolio to a stabilized average occupancy of 97.0%. This will add PNOI when average occupancy is below 97.0% and subtract from PNOI when average occupancy is above 97.0%. (2) Adjustment reflects the potential additional PNOI impact of development and value-add projects in lease-up, under construction and transferred to the operating portfolio during the current quarter at 100% occupancy. (5) Adjustment includes projected remaining costs on development and value-add projects in lease-up and under construction as well as projected remaining costs on projects transferred from development to the operating portfolio during the current quarter. (3) Adjustment reflects the PNOI (cash basis) for real estate properties acquired during the quarter as if owned for the entire period. See page 13 for a complete list of acquisitions during the quarter. (4) Adjustment reflects the PNOI (cash basis) for real estate properties sold during the quarter. See page 13 for a complete list of dispositions during the quarter.

EASTGROUP PROPERTIES

Outlook for 2026
(Unaudited)

		Low Range		High Range	
		Q1 2026	Y/E 2026	Q1 2026	Y/E 2026
		(In thousands, except per share data)			
Net income attributable to common stockholders	$	62,946	263,432	67,214	274,110
Depreciation and amortization		56,928	238,167	56,928	238,167
Funds from operations attributable to common stockholders*	$	119,874	501,599	124,142	512,277
Weighted average shares outstanding — Diluted		53,351	53,387	53,351	53,387
Per share data (diluted):					
Net income attributable to common stockholders	$	1.18	4.93	1.26	5.13
Funds from operations attributable to common stockholders		2.25	9.40	2.33	9.60

*This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

The following assumptions were used for the mid-point:

Metrics	Initial Guidance for Year 2026	Actual for Year 2025
FFO per share	\$9.40 - \$9.60	\$8.98
FFO per share increase over prior year	5.8%	7.5%
FFO per share,excluding gain on involuntary conversion and business interruption claims	\$9.40 - \$9.60	\$8.95
FFO per share increase over prior year, excluding gain on involuntary conversion and business interruption claims	6.1%	7.7%
Same PNOI growth: cash basis [(1)]	5.6% - 6.6% [(2)]	6.7%
Average month-end occupancy — Operating portfolio	95.0% - 96.0%[(3)]	95.9%
Average month-end occupancy — Same property pool	95.8% - 96.8%[(2)]	96.5%
Development starts:		
Square feet	1.7 million	1.4 million
Projected total investment	\$250 million	\$179 million
Operating property acquisitions	\$160 million	\$143 million
Operating property dispositions (Potential gains on dispositions are not included in the projections)	\$70 million	\$4 million
Gross capital proceeds [(4)]	\$300 million	\$517 million
General and administrative expense [(5)]	\$27.0 million	\$24.0 million

(1) Excludes straight-line rent adjustments, amortization of market rent intangibles for acquired leases, and income from lease terminations.

(2) Includes properties which have been in the operating portfolio since 1/1/25 and are projected to be in the operating portfolio through 12/31/26; includes 58,315,000 square feet.

(3) Represents estimated average month-end occupancy from January-December 2026. Average month-end occupancy for January-March 2026 is estimated to be between 95.2%-96.2%.

(4) Gross capital proceeds includes proceeds raised from external sources, such as new long-term debt or equity issuances; excludes borrowings on the unsecured bank credit facilities.

(5) Approximately 32% of the estimated annual general and administrative expense is expected to be incurred in the first quarter of 2026, primarily due to accelerated expense for employees who are retirement-eligible under our equity incentive plans. Includes approximately \$4.0 million related to executive officer transitions announced in the Company's press release dated December 16, 2025.

Q4 2025 Supplemental | Page 23

Q4 2025 Supplemental | Page 24 Glossary of REIT Terms Listed below are definitions of commonly used real estate investment trust (“REIT”) industry terms. For additional information on REITs, please see the National Association of Real Estate Investment Trusts (“Nareit”) web site at www.reit.com. Adjusted Debt-to-Pro Forma EBITDAre Ratio: A ratio calculated by dividing a company’s adjusted debt by its pro forma EBITDAre. Debt is adjusted by subtracting the cost of development and value-add properties in lease-up or under construction. EBITDAre is further adjusted by adding an estimate of NOI for significant acquisitions as if the acquired properties were owned for the entire period, and by subtracting NOI from development and value-add properties in lease-up or under construction and from properties sold during the period. The Adjusted Debt-to-Pro Forma EBITDAre Ratio is a non-GAAP financial measure used to analyze the Company’s financial condition and operating performance relative to its leverage, on an adjusted basis, so as to normalize and annualize property changes during the period. Cash Basis: The Company adjusts its GAAP reporting to exclude straight-line rent adjustments and amortization of market rent intangibles for acquired leases. The cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Debt-to-EBITDAre Ratio: A ratio calculated by dividing a company’s debt by its EBITDAre; this non-GAAP measure is used to analyze the Company’s financial condition and operating performance relative to its leverage. Debt-to-Total Market Capitalization Ratio: A ratio calculated by dividing a company’s debt by the total amount of a company’s equity (at market value) and debt. Earnings Before Interest Taxes Depreciation and Amortization for Real Estate (“EBITDAre”): In accordance with standards established by Nareit, EBITDAre is computed as Earnings, defined as Net Income, excluding gains or losses from sales of real estate investments and non-operating real estate, plus interest, taxes, depreciation and amortization. EBITDAre is a non-GAAP financial measure used to measure the Company’s operating performance and its ability to meet interest payment obligations and pay quarterly stock dividends on an unleveraged basis. Funds From Operations (“FFO”): FFO is the most commonly accepted reporting measure of a REIT’s operating performance, and the Company computes FFO in accordance with standards established by Nareit in the Nareit Funds from Operations White Paper — 2018 Restatement. It is equal to a REIT’s net income (loss) attributable to common stockholders computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains and losses from sales of real estate property (including other assets incidental to the Company’s business) and impairment losses, adjusted for real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure used to evaluate the performance of the Company’s investments in real estate assets and its operating results. FFO, Excluding Gain on Involuntary Conversion and Business Interruption Claims: A reporting measure calculated as FFO (as defined above), adjusted to exclude gain on involuntary conversion and business interruption claims. The Company believes that this exclusion presents a more meaningful comparison of operating performance. Interest and Fixed Charge Coverage Ratio: A non-GAAP financial measure calculated by dividing the Company’s EBITDAre by its interest expense. We believe this ratio is useful to investors because it provides a basis for analysis of the Company’s leverage, operating performance and its ability to service the interest payments due on its debt. Industrial Properties: Generally consisting of one or more buildings comprised of four concrete walls tilted up on a slab of concrete. An internal office component is then added. Business uses include warehousing, distribution, light manufacturing and assembly, research and development, showroom, office, or a combination of some or all of the aforementioned. Leases Expiring and Renewal Leases Signed of Expiring Square Feet: Includes renewals during the period with terms commencing during the period and after the end of the period. Operating Land: Land with no buildings or improvements that generates income from leases with tenants; included in Real estate properties on the Consolidated Balance Sheets. Operating Properties: Stabilized real estate properties (land including buildings and improvements) in the Company’s operating portfolio; included in Real estate properties on the Consolidated Balance Sheets. Percentage Leased: The percentage of total leasable square footage for which there is a signed lease, including month-to- month leases, as of the close of the reporting period. Space is considered leased upon execution of the lease. Percentage Occupied: The percentage of total leasable square footage for which the lease term has commenced as of the close of the reporting period.

Q4 2025 Supplemental | Page 25 Glossary of REIT Terms Property Net Operating Income (“PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense) plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments. PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results. Real Estate Investment Trust (“REIT”): A company that owns and, in most cases, operates income-producing real estate such as apartments, shopping centers, offices, hotels and warehouses. Some REITs also engage in financing real estate. The shares of most REITs are freely traded, usually on a major stock exchange. To qualify as a REIT, a company must distribute at least 90 percent of its taxable income to its stockholders annually. A company that qualifies as a REIT is permitted to deduct dividends paid to its stockholders from its corporate taxable income. As a result, most REITs remit at least 100 percent of their taxable income to their stockholders and therefore owe no corporate federal income tax. Taxes are paid by stockholders on the dividends received. Most states honor this federal treatment and also do not require REITs to pay state income tax. Rental rate changes on new and renewal leases: • Cash Basis - Rental rate changes are calculated as the difference, weighted by square feet, of the annualized base rent due the first month of the new lease’s term and the annualized base rent of the rent due the last month of the former lease’s term, for leases signed during the reporting period. If free rent, discounts, or premiums are in the lease terms, then the first full rent value is used. • Straight-Line Basis - Rental rate changes are calculated as the difference, weighted by square feet, of the average rent over the life of the new lease and the average rent over the life of the former lease, for leases signed during the reporting period. • Rent amounts exclude amortization of market rent intangibles for acquired leases, hold over rent, and base stop amounts. These calculations exclude leases with terms of less than 12 months and leases for first generation space on properties acquired or developed by EastGroup. Same Properties: Operating properties owned during the entire current and prior year reporting periods. Properties developed or acquired are excluded until held in the operating portfolio for both the current and prior year reporting periods. Properties sold during the current or prior year reporting periods are excluded. The Same Property Pool includes properties which were included in the operating portfolio for the entire period from January 1, 2024 through December 31, 2025. Same Property Net Operating Income (“Same PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense), plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments, for the same properties owned by the Company during the entire current and prior year reporting periods. Same PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results on a same property basis. Same PNOI, Excluding Income from Lease Terminations: Same PNOI (as defined above), adjusted to exclude income from lease terminations. The Company believes it is useful to evaluate Same PNOI, Excluding Income from Lease Terminations, on both a straight-line and cash basis. The straight-line basis is calculated by averaging the customers’ rent payments over the lives of the leases; GAAP requires the recognition of rental income on the straight-line basis. The cash basis excludes adjustments for straight-line rent and amortization of market rent intangibles for acquired leases; the cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Straight-Lining: The process of averaging the customer’s rent payments over the life of the lease. GAAP requires real estate companies to “straight-line” rents. Total Return: A stock’s dividend income plus capital appreciation/depreciation over a specified period as a percentage of the stock price at the beginning of the period. Value-Add Properties: Properties that are either acquired but not stabilized or can be converted to a higher and better use. Properties meeting either of the following two conditions are considered value-add properties: (1) Less than 75% leased as of the acquisition date (or will be less than 75% leased within one year of acquisition date based on near term lease roll), or (2) 20% or greater of the cumulative gross cost will be spent to redevelop the property. Properties qualifying under these conditions are placed into Value-Add Properties in the quarter in which (1) they are acquired, if condition 1 above is met, or (2) when construction to redevelop begins. Value-Add Properties are moved into the operating portfolio upon stabilization, meaning the earlier of achieving 90% or greater occupancy or 12 months from the acquisition date or completion of the redevelopment, as applicable.